UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 14, 2005
Date of Report
West Corporation
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-21771 (Commission File Number)	47-0777362 (I.R.S. Employer Identification No.)
11808 Miracle Hills Drive, Omaha, Nebraska 68154
(Address of principal executive offices)
Registrant’s telephone number, including area code: (402) 963-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events and Regulation FD Disclosure.
                  On December 14, 2005, West Corporation herein issued a press release reporting its 2006 financial outlook. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
          (d)    Exhibits
          99.1      Press release, dated December 14, 2005, reporting 2006 financial outlook.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION
Dated: December 15, 2005	By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated December 14, 2005, reporting 2006 financial outlook.